DEED
(PURSUANT TO SECTION 31 OF THE NATIVE TITLE ACT 1993)
_________________________________________________________

Date                                                  June 2012

Parties

1     HONOURABLE TOM KOUTSANTONIS MINISTER FOR MINERAL RESOURCES AND ENERGY of
Level 8, Terrace Towers 178 North Terrace Adelaide South Australia 5000 for and on behalf of the State of South Australia, (the "STATE")

2     DISCOVERY  ENERGY SA LTD ACN 158 204 052 the registered office of which is
Level  8,  350  Collins  Street  Melbourne  Victoria  3000  (the  "COMPANY")

3 EDWARD LANDER, RHONDA GEPP-KENNEDY, NAME WITHHELD FOR CULTURAL REASONS,, SYLVIA STUART, IRENE KEMP AND DAVID MUNGERANNIE, for and behalf of the Dieri
Native Title Holders c/o Camatta Lempens, Level 1, 345 King William Street Adelaide South Australia 5000 (the "NATIVE TITLE HOLDERS")

4     DIERI ABORIGINAL CORPORATION c/o PO Box 607, Port Augusta  South Australia
(the"ASSOCIATION")

Recitals


WHEREAS:

A. The Company is the applicant for the grant of Petroleum Exploration Licence/s under the Petroleum Act in respect of Petroleum Exploration Licence Application number 512 ("the PELA/S") in respect of the areas described in
Schedule  1  and seeks the issue of the Licence/s pursuant to the Petroleum Act;

B. If grant of the Licence/s affects native title it will be a future act as defined in the Native Title Act;

C. The State has caused a Notice to be published pursuant to Subdivision P, Division 3 of Part 2 of the Native Title Act ("RIGHT TO NEGOTIATE PROVISIONS") on 16 December 2009 advising of the State's intention to grant Licence/s in respect of the PELA/S pursuant to the Petroleum Act;

D. The Native Title Holders hold native title over land and waters within the Licence Area as determined in the Federal Court of Australia in Federal Court file number SAD 6017 of 1998 by consent of the parties thereto on 1 May 2012;

E. The members of the Association applied for and have been incorporated under the Aboriginal Councils Associations Act 1976 (Commonwealth) as the Dieri Aboriginal Corporation;

F. The area of the Native Title Determination relates to or affects all or some portion of the PELA/S as more particularly identified on the map attached as Schedule 1;

G. The parties have negotiated in good faith under Right to Negotiate Provisions in relation to the State's intention to grant the Licence/s;

H. The issuing of the Licence/s is subject to the non-extinguishment principle, as defined in section 238 of the Native Title Act;

I. If the Licence/s are issued to the Company in accordance with the Petroleum Act it is the intention of the parties that the grant of the Licence/s, and any work done pursuant to them, affects any native title rights and interests held by the Native Title Holders, if at all, only to the extent necessary for the grant of the Licence/s and carrying out work pursuant to them, and it is the further intention of the parties that in any event, the grant of the Licence/s and activities under them will not extinguish or permanently affect such rights and interests; and

J. Following negotiations in good faith between the parties, the Native Title Holders have agreed to the grant of the Licence/s to the Company on the terms set out in this Deed.

NOW  IT  IS  AGREED  as  follows.


1.     INTERPRETATION
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1.1     In  this  Deed,  and in the Recitals, Schedules and the Annexures to the
Schedules,  unless  the  contrary  intention  appears:

(a) A reference to any legislation or legislative provision includes any statutory modification or re-enactment of, or legislative provision substituted for, and any subordinate legislation issued under, that legislation or legislative provision;

(b) The singular includes the plural and vice versa and reference to a gender includes each other gender;

(c) A reference to an individual or person includes a corporation, partnership, joint venture, association, authority, trust, state or government and vice versa;

(d) A reference to a recital, clause, schedule or annexure is to a recital, clause schedule or annexure of or to this Deed;

(e) Recitals, Schedules and the Annexures to the Schedules form part of this Deed;

(f) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented or replaced from time to time;

(g) A reference to any party to this Deed includes that party's executors, administrators, substitutes, successors and permitted assigns;

(h) Where an expression is defined, another part of speech or grammatical form of that expression has a corresponding meaning;

(i)     "Business  Day"  means:

(1) for receiving a notice under clause 15, a day that is not a Saturday, Sunday, public holiday or bank holiday in the place where the notice is sent; and

(2) for all other purposes, a day that is not a Saturday, Sunday, bank holiday or public holiday in South Australia, Australia;

(j) An agreement, representation or warranty on the part of or in favour of two or more persons binds or is for the benefit of them jointly and severally unless otherwise stated herein;

(k) A reference to anything is a reference to the whole or any part of it and a reference to a group of persons is a reference to any one or more of them;

(l) A reference to any right, permit, authority, licence, or interest granted pursuant to the Petroleum Act includes any further or other right, permit, authority, licence or other interest derived from any of them or otherwise granted or issued under the Petroleum Act and any variation, renewal, extension and substitution of any of them or any part of any of them;

(m) The meaning of general words followed by specific words will not be limited by reference to the specific words;

(n)     Monetary  references  are  references  to  Australian  currency;

(o) A provision must not be construed against a party only because that party prepared it;

(p) If any Court or other competent authority declares, or if any statute or regulation renders, any part of this Deed ineffective, void, voidable, illegal or unenforceable or if by reason of a declaration by any Court or other competent authority or any statute or regulation this Deed would, if any part hereof were not omitted therefrom, be ineffective, void, voidable, illegal or unenforceable then:

(1) that part shall, without in any way affecting the effectiveness, validity, legality or enforceability of the remainder of this Deed, be severable therefrom, and this Deed shall be read and construed and take effect for all purposes as if that part were not contained herein;

(2) the parties shall attempt to renegotiate, in good faith, that part and seek to achieve a result as near as reasonably practicable as is consistent with the severed component (and in particular to ensure the validity of an agreement of the kind contemplated by section 31(1)(b) of the Native Title Act for the purpose of the valid grant of a Licence); and

(3) PROVIDED that in the event the offending provisions are the inclusion of the Association as a party to this Deed and the consequential provisions of that inclusion then the agreements, representations and warranties therein contained shall be attributed to, and be taken to have always been attributed to, the Native Title Holders; and

(q) Any term or expression used herein which is defined in either the Petroleum Act or the Native Title Act has the same meaning as in that legislation.

1.2 In this Deed, headings are for convenience of reference and do not affect the interpretation of this Deed.

2.     DEFINITIONS
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2.1     In  this Deed and in the Recitals and the Schedules and the Annexures to
the  Schedules  unless  the  context  otherwise  requires:

"APPLICABLE LAW" means every law and regulation (whether of the Commonwealth or of the State) from time to time in operation in the State which is applicable to a party including any such laws relating to native title, mining, the environment, or Aboriginal heritage;

"ASSOCIATED ACTIVITIES LICENCE" means a licence authorising anything that is reasonably necessary for, or incidental to, carrying on Regulated Activities in the area of the PEL, PRL or PPL;

"ASSOCIATION"  means  the  Body Corporate representing the Native Title Holders;

"BODY CORPORATE" means an Aboriginal Corporation incorporated pursuant to the Aboriginal Councils and Associations Act 1976 (Cth) or the Corporations (Aboriginal and Torres Strait Islander) Act 2006 (Cth) or a Prescribed Body Corporate for the purposes of section 57(2) of the Native Title Act and which comprises the Native Title Holders;

"COMMENCEMENT DAY" means the date of this Deed or another date agreed in writing by the parties;

"COMPANY" means the party to this Deed so described, being the applicant for or assignee of the Licence/s;

"DEED" means this deed and includes the Recitals, Schedules and Annexures to the Schedules;

"DETERMINED LAND" means the area of land and any waters the subject of the Native Title Determination as amended from time to time;

"ESSENTIAL TERM" means those terms in clauses 7.1, 8.1, 8.2, 8.3, 17.3, of this Deed and in clauses 7, 8.7, 88, 9.6, 13, 15.1, 15.3 and 15.4 of Schedule 4;

"LICENCE" means any licence able to be issued under the Petroleum Act as amended from time to time;

"LICENCE APPLICATION" means the application for a Licence under the Petroleum Act including the exploration licence application further described in Schedule 1;

"LICENCE AREA" means that part of the land and any waters comprising part of the Determined Land and the subject of a Licence Application and subsequent to the grant of the Licence/s the area for the time being the subject of a Licence PROVIDED that, where at any time part of such area ceases to be the subject of a Licence, that area thereupon ceases to form a part of the Licence Area;

"MAXIMUM ADMINISTRATION FEE" means the maximum administration fee specified in clause 7.5;

"MINISTER" means the Minister responsible for the grant of a Licence pursuant to the Petroleum Act;

"NATIVE  TITLE  ACT"  means  the  Native  Title  Act  1993  (Commonwealth);

"NATIVE TITLE DETERMINATION" means the Determination of Native Title made in the Federal Court of Australia in Federal Court file number SAD 6017 of 1998 by consent of the parties thereto on 1 May 2012;

"NATIVE  TITLE  HOLDERS"  has  the  same  meaning  as  in  the Native Title Act;

"NEGOTIATION PARTIES" means the State, the Native Title Holders and the Company in accordance with section 30A of the Native Title Act;

"OTHER CLAIMANT LAND" means land, which at the time of date of this Deed is subject to a registered Native Title claim or Native Title Determination by a party other than the Native Title Holders and which land affects the Licence/s or any part of them and "OTHER CLAIMANT" means the relevant holder or applicant in respect of the Other Claimant Land;

"PEL/S"  means  the  proposed  petroleum  exploration  licence/s as described in
Schedule 1 applied for by the Company pursuant to the Petroleum Act as renewed, extended, substituted or varied from time to time;

"PETROLEUM  ACT"  means  the  Petroleum  and  Geothermal  Energy  Act 2000 (SA);

"PPL"  means  a  petroleum  production licence granted pursuant to the Petroleum
Act;

"PRELIMINARY SURVEY LICENCE" means a licence issued under the Petroleum Act authorising the licensee to carry out a survey, environmental evaluation, or other form of assessment preparatory to the carrying out of Regulated Activities in the Licence Area;

"PRL" means a petroleum retention licence granted pursuant to the Petroleum Act;

"PROJECT" means all operations proposed or which may be undertaken by the Company or its contractors relating or incidental to the activities conducted or authorised under the Licence/s including (where the context requires) any PPL/s emanating from the PEL/s granted in terms of this Deed and any Subsequent licence/s so authorised;

"REGISTERED NATIVE TITLE CLAIMANTS" has the same meaning as in the Native Title Act;

"REGULATED  ACTIVITY"  has  the  same  meaning  as  in  the  Petroleum  Act; and

"SUBSEQUENT  LICENCE"  means  the  grant  within  the  Licence  Area  of  any:
(a)     PPL  (that  is  not  already  authorised  under  this  Deed);
(b)     Associated Activities Licence;
(c)     PRL;
(d)     Easement for pipeline purposes;
(e)     Preliminary Survey Licence;
(f)     Speculative Survey Licence; or
(g) other authority able to be lawfully granted to the Company where the Company is the holder of a PEL or PPL authorised by this Deed at the time of the Licence Application, but excludes any authority authorising the geosequestration of carbon dioxide outside of normal petroleum operations or any activities associated with Geothermal energy.

3.     COMMENCEMENT  AND  TERM
--------------------------------------------------------------------------------
3.1     This  Deed  commences  on  the  Commencement  Day.

3.2 Subject to any provision of this Deed to the contrary, this Deed will terminate on the completion of the Project.

3.3 This Deed shall not terminate in the event of a breach, but the parties may avail themselves of all other remedies available at law.

4.     AUTHORITY  TO  ENTER  INTO  DEED
--------------------------------------------------------------------------------
4.1     The  Native  Title  Holders  represent  and  warrant  that:

(a) they have obtained all necessary authorisations required to be obtained by them to enter into this Deed; and

(b) this Deed is valid and binding and enforceable in accordance with its terms against them and all those persons on whose behalf Native Title is held.

4.2 The Negotiation Parties having negotiated in good faith agree, for the better management of interaction between them hereafter and for the purpose of more efficiently managing certain administrative functions under this Deed for the benefit of the Native Title Holders as are more specifically set out in this Deed, to include the Association as a party to this Deed.

4.3     The  Association  represents  and  warrants  that:

(a) all necessary actions have been taken in accordance with its constitution and by-laws to enter into this Deed; and

(b) this Deed is valid, binding and enforceable in accordance with its terms against it.

5.     THE  LICENCE/S
--------------------------------------------------------------------------------

5.1     The  Native  Title  Holders  and  the  Association:

(a) agree to the grant of Licence/s by the Minister to the Company pursuant to the Petroleum Act and to the Company exercising its rights and entitlements and discharging its obligations under the Licence/s in accordance with and subject to any conditions imposed by:
(1)     the  Petroleum  Act;
(2)     any Applicable Law; and
(3)     this Deed;

(b) covenants not to lodge or make any objection to any grant of Licence/s to the Company in respect to the Licence Area pursuant to the Petroleum Act unless the Company is and remains in breach of an Essential Term;

5.2     The  Negotiation  Parties  acknowledge  that:

(a) the non-extinguishment principle, as defined in section 238 of the Native Title Act, applies to the grant of any Licence, and to any work done pursuant to any Licence;

(b) the grant of a Licence and any work done pursuant to a Licence affects any native title rights and interests held by the Native Title Holders, if at all, only to the extent necessary for the grant of the Licence and carrying out work pursuant to the Licence; and

(c)     this  Deed  is  evidence  of  an  agreement  obtained for the purpose of section  31(1)(b)  of  the  Native  Title  Act.

5.3 The Company covenants with the other Negotiation Parties that it will carry out petroleum activities under any Licence on the Licence Area in accordance with:

(a)     the  Petroleum  Act;
(b)     all Applicable Law;
(c)     the provisions of this Deed; and
(d)     good petroleum industry practice.

6.     NATIVE  TITLE  ACT
--------------------------------------------------------------------------------

6.1 Each of the Negotiation Parties acknowledges that all Negotiation Parties have negotiated in good faith for the purposes of section 31(1)(b) of the Native Title Act.

6.2     The  State  is  authorised  to  provide  a  copy  of  this  Deed  to:

(a) the National Native Title Tribunal in accordance with section 41A of the Native Title Act in order to satisfy section 28(1)(f) of the Native Title Act;

(b) the Minister in accordance with and to satisfy sections 112 and 115 of the Petroleum Act and for inclusion on the public register established pursuant to section 115 of the Petroleum Act; and

(c)     the  South  Australian  Parliament.

7.     ADMINISTRATION  PAYMENT
--------------------------------------------------------------------------------

7.1 For better facilitating the administration of this Deed, the Company will pay to the Association the following administration payments on the terms set out in this clause 7.

7.2 Where the Company holds a PEL that is renewable for one (1) further term only, the annual administration fee payable for each PEL will be:

(a) twelve percent (12%) of the Maximum Administration Fee for each year of the first five (5) year term; and
(b) and eight percent (8%) of the Maximum Administration Fee for each year of the second five (5) year term.

7.3 Where the Company holds a PEL that is renewable for two (2) further terms the annual administration fee payable for each PEL will be:

(a) twelve percent (12%) of the Maximum Administration Fee for each year of the first five (5) year term; and

(b) four percent (4%) of the Maximum Administration Fee for each year of the second and third five (5) year terms.

7.4     If  a  PEL  is  suspended  pursuant  to section 90 of the Petroleum Act:

(a) the State will give notice of the suspension to the Native Title Holders by providing them with a duplicate copy of the notice of suspension at the same time such notice is provided to the Company; and

(b) the anniversary date on which the annual payment would normally fall due will be extended by the term of the suspension.

7.5 The Maximum Administration Fee per PEL will be one hundred and fifty thousand dollars ($150,000).

7.6 The payments referred to in clauses 7.2 and 7.3 shall be adjusted annually in accordance with any increase in the CPI (all groups) for Adelaide, South Australia occurring in the twelve month period immediately prior to such payment falling due.

7.7 The first payment shall be made within seven (7) days of receipt of a tax invoice from the Association upon the grant of the PEL(s) to the Company.

7.8 Subject to clause 7.4, thereafter each annual payment shall be made within seven (7) days following the anniversary of the date of grant of the PEL(s).

7.9 Where a Licence Area is not entirely located within the Determined Land each amount payable under this clause shall be calculated rateably in like proportion as the Determined Land within the boundary of the Licence Area bears to the whole of the Licence Area.

7.10 Should the proportion which the Determined Land bears to the Licence Area change between the anniversary dates of the PEL, the amount payable according to this clause will be adjusted and paid, refunded or credited (as the case requires) within seven (7) days following the next anniversary of the date of grant of the PEL(s).

7.11 Upon the expiry, surrender or relinquishment of the PEL(s) within the Determined Land, the Company's obligation in respect of the payment of the Administration Fee pursuant to this clause 7 shall cease in relation to that PEL.

8.     PRODUCTION  PAYMENT
--------------------------------------------------------------------------------
8.1     The  Company  agrees:

(a) to pay from time to time to the Native Title Holders in further consideration for the Native Title Holders entering into this Deed the amounts calculated from time to time in accordance with the terms set out in Schedule 3; and

(b) the payments the subject of this clause 8.1 shall be effected by the Company paying those amounts to the State and the State shall accept those payments for the purposes set out in the following paragraphs of this clause 8.

8.2 The Native Title Holders hereby request and direct the State to pay to the Association the Native Title Holders' share of the monies received by the State from the Company in accordance with clause 8.1 and the State agrees so to do.

8.3     Each  payment  by  the  State  shall  be  made:

(a)     for  and  on  behalf  of  the  Company;

(b) within a reasonable time of receipt of the relevant monies in cleared funds; and

(c) in full satisfaction and discharge of each respective obligation of the Company arising under clause 8.1.

8.4 Each amount payable by the Company under this provision will be calculated and paid in accordance with this provision unless and until an alternative payment scheme is agreed pursuant to clause 8.5 of this clause 8.

8.5 In the event the method of calculation contained in the Petroleum Act as at the date hereof is fundamentally changed so as to occasion a material disadvantage to the State in the State's administration of clauses 8.2, 8.3 and 8.4, the Minister may give six (6) calendar months notice in writing to the other parties of the Minister's desire to re-negotiate the method of collection and distribution of monies in terms of this clause 8 in which case the parties must promptly negotiate in good faith in an endeavour to agree an alternative payment scheme acceptable to all the parties.

8.6 The receipt by the Association of a payment due under this clause shall be a full and sufficient discharge to the Minister and to the Company for any payments made to the Native Title Holders pursuant to clause 8.

8.7 Nothing in this clause is intended to impose on the State a duty to invest any monies collected by the State for distribution to the Association.

8.8 The Native Title Holders and the Association agree that the compensation entitlement comprising the monies payable by the Company pursuant to this Deed are in full and final satisfaction of all liabilities, actions, determinations, orders, claims or demands for compensation, damages, restitution, benefits or loss whatsoever, whether arising under any State or Commonwealth statute or at common law or equity or otherwise, which the Native Title Holders may now or in the future have, or but for this Deed might have had, against the Company and/or the State and/or their respective employees, officers, agents or contractors in connection with any actual and/or potential extinguishment of, and/or effect or impact on, any native title or claimed native title of the Native Title Holders in consequence of or arising out of or in relation to the Licence/s and the exercise of rights or the discharge of obligations by the Company under the Licence/s ("COMPENSATION ENTITLEMENTS").

8.9 The Native Title Holders and the Association release the Company and the State from, and acknowledge that this Deed may be pleaded as an absolute bar against, all such Compensation Entitlements, liabilities, actions, claims or demands.

8.10 The Native Title Holders and the Association will not make any application or claim against the Company or the State or any other person in any court, tribunal, commission or any other competent body, including the National Native Title Tribunal for compensation, restitution, benefits, damages or any other amount (whether to be held in trust under the Native Title Act or otherwise) in connection with any such Compensation Entitlements, liabilities, actions, claims or demands.

8.11 The provisions of clause 8.9and 8.10do not apply in relation to any compensation claim arising by reason of a breach of this Deed.

9.     ABORIGINAL  HERITAGE  PROTECTION
--------------------------------------------------------------------------------

9.1 The Company, the Native Title Holders and the Association must comply with the terms of Schedule 4 which provide:

(a) certain terms and conditions with which the Company has agreed to abide by in the course of carrying out the Project on the Licence Area; and

(b) the methodology for the preservation and protection of Areas of Significance.

9.2 The Company's obligations under Schedule 4 are not dependent upon the Native Title Holders establishing native title over the Licence Area or obtaining a determination of native title.

10.     STATE  NOT  LIABLE  FOR  SCHEDULE  4  PROVISIONS
--------------------------------------------------------------------------------

The Company, the Native Title Holders and the Association acknowledge that neither the State nor its officers, employees, or agents have any obligations or liability whatsoever in connection with the rights and obligations of the Company, the Association or the Native Title Holders pursuant to Schedule 4.

11.     DEED  NOT  CONDITION  OF  GRANT
--------------------------------------------------------------------------------

The provisions of this Deed (other than the obligations of the Company and of the State contained in clause 8) are not terms of the grant of a Licence under the Petroleum Act.

12.     ENVIRONMENTAL  PROTECTION  AND  REHABILITATION


The Company will comply with the environmental protection procedures required by all Applicable Law or agreed protocols relevant to its activities in connection with the Licence/s.


13.     ASSIGNMENT
--------------------------------------------------------------------------------

13.1 Subject to clause 13.2, the Company may at its absolute discretion assign, transfer or novate the whole or part of its interests in this Deed.

13.2 If the Company assigns, transfers the whole or part of an interest in a Licence, the Company will procure that the party thereby acquiring that interest in the Licence enters into a deed of assumption in substantially the same form as the draft deed contained in Schedule 5 of this Deed whereby the incoming party covenants to assume the obligations of the Company with regard to the other parties, and to be bound by the terms and conditions of this Deed as if it were a party to this Deed to the extent of the interest so acquired by the incoming party, and the Company will be released to the same extent of the interest so acquired by the incoming party.

13.3 In the event that a Body Corporate is incorporated in substitution for the Association ("NEW BODY CORPORATE"), the Native Title Holders shall procure that the New Body Corporate immediately upon its incorporation, execute a Deed Poll, in a form reasonably acceptable to the Company and the State, covenanting to be bound by and to assume the obligations of the Association as if the New Body Corporate were named as a Party to this Deed.

13.4 In the event that a Body Corporate other than the Association is notified to the Federal Court of Australia as the Prescribed Body Corporate for the purposes of section 57(2) of the Native Title Act then:

(a) the Native Title Holders and the Association must use their respective best endeavours to ensure that the Prescribed Body Corporate becomes a party to this Deed in place of the Native Title Holders and the Association and assumes the rights and obligations of the Native Title Holders and of the Association under this Deed;

(b) the parties (other than the Native Title Holders) to this Deed consent to the Prescribed Body Corporate becoming a party to this Deed and assuming the rights and obligations of the Native Title Holders and of the Association;

(c) each of the parties to this Deed must sign such documents and do such things as are necessary to give effect to the provisions of this clause.


13.5 Nothing in this Deed obviates any statutory requirement for prior approval of the Minister in relation to any assignment, transfer or novation.

14.     NOTICES
--------------------------------------------------------------------------------

14.1 Subject to any other provision of this Deed any notice, request, consent, proposal, or other communication must be in writing and signed (except where notice by email is used, in which case an electronic signoff is acceptable) by the person giving it and shall be addressed as follows:

     The  Minister  for  Mineral  Resources  and  Energy
     c/-  The  Director,  Petroleum  &  Geothermal  Group
     Primary  Industry  and  Resources
     Level  7,  101  Grenfell  Street
     Adelaide  SA  5000
     Email  address:  Dmitre.petroleum@sa.gov.au
     Telephone  number:  +61  8  8463  3024
     Facsimile  number:   +61  8  8463  3202
The  State's  address:

     Discovery  Energy  SA  Ltd
     C/-Discovery  Energy  Corp.
     Suite 1700,
     One Riverway Drive
     Houston, Texas, 77056  USA
     Email address: mdd@discoveryenergy.com
     Telephone  number:  +1  713  594-9348
     Facsimile  number:   +1  713  622-1937
     with  copy  to:
     Discovery  Energy  SA  Ltd
     Level  8,  350  Collins  Street
     Melbourne  VIC  3000
     Australia
Company's  address:

     c/-  Camatta  Lempens  Pty  Ltd  Solicitors,
     345  King  William  Street  Adelaide  SA  5000
     Email address: Skenny@camattalempens.com.au
     Telephone  number:  +61  8  8410  0211
     Facsimile  number:   +61  8  8410  0566
Dieri Registered Native Title Holders  address:

     PO Box 607
     Port Augusta
     South Australia  5700
     Email address:
     Telephone number: +61 8 8642 2638
     Facsimile:
The Association's address:

14.2 In the event that any party changes its address for notices that party must advise the other parties in writing within seven (7) days of its new address, and from that time all parties must address any notices to the new address.

14.3 To facilitate the giving of notice, the Native Title Holders shall give written notice within 7 days of the change in particulars or address of the Association to the State and the Company.

14.4 A notice sent by mail will be deemed received by the party to whom it is addressed on the next Business Day following its posting. Notices transmitted by facsimile or electronic mail are deemed delivered on the day of transmission subject to confirmation of complete transmission.

15.     GOVERNING  LAW
--------------------------------------------------------------------------------

This Deed is governed by the laws of and applying in the State of South Australia and each party submits to the non-exclusive jurisdiction of the courts of the Commonwealth of Australia and of the said State and courts competent to hear appeals therefrom. The parties agree that any appeals from the courts of the Commonwealth of Australia will be filed in the South Australian District Registry of the Federal Court of Australia.

16.     COUNTERPARTS
--------------------------------------------------------------------------------

This Deed may be executed in any number of counterparts and all of those counterparts taken together constitute one and the same instrument.

17.     SIGNING  FEE  AND  GENERAL
--------------------------------------------------------------------------------
17.1 Each party agrees, at its own expense, on the request of another party, to do everything reasonably necessary to give effect to this Deed and the matters contemplated by it.

17.2 The Company will contribute to the Native Title Holders' reasonable legal and other costs and expenses in connection with the preparation and completion of this Deed. The State and the Company will pay their own legal and other costs and expenses in connection with the preparation and completion of this Deed, except for Stamp Duty (if any) which will be borne and paid by the State.

17.3 Subject to clause 17.4, in consideration of the Native Title Holders entering into this Deed and as a special non-recurrent payment (which includes consideration for the grant of any Subsequent licence), the Company agrees to pay the sum of seventy five thousand dollars ($75,000) to the Association for each PEL within 7 Business Days after the Commencement Day.

17.4 Where a Licence Area is not entirely located within the Determined Area the amount payable under clause 18.3 shall be calculated rateably in like proportion as the Determined Area within the boundary of the Licence Area bears to the whole of the Licence Area.

17.5 Where the payment to be made by the Company pursuant to this Deed ("PAYMENT") constitutes consideration for a taxable supply by the Association:

(a) the amount of the Payment shall be increased by, and the Company shall pay, an additional amount calculated by multiplying the amount of the Payment by the Prevailing GST Rate which is currently 10%; and

(b) the additional amount must be paid at the same time and in the same manner as the Payment to which it relates

     PROVIDED THAT the additional amount need not be paid unless and until the Native Title Holders have given the Company a tax invoice sufficient to enable the Company to claim any input tax credit to which it may be entitled in respect of the taxable supply.

17.6 If an adjustment event has occurred in respect of a supply made pursuant to or in connection with this Deed, the party that becomes aware of the adjustment event agrees to notify the other party on becoming aware of the adjustment event, and the relevant parties agree to take whatever steps are necessary and make whatever adjustments are required to ensure that any GST or additional GST on that supply or any refund on any GST (or part thereof) is paid as soon as is practicable but no later than 21 days after the Association becomes aware that the adjustment event has occurred.

17.7 The Association will forward to the Company an adjustment note in respect of a supply that is subject to an adjustment event covered by clause
17.6.  Such  adjustment  note  will  be issued and sent no later than twenty-one
(21) days after the Association becomes aware that the adjustment event has occurred or refunds any GST (or part thereof) in respect of that supply.

17.8 Any disputes between the parties in relation to the operation or interpretation of this clause shall be dealt with in accordance with clause 24 of Schedule 4.

17.9 The parties agree to make any changes that are required to this clause to reflect any amendments made to the GST Act or a related Act or changes in the interpretation of any of those Acts by the courts or the Commissioner of Taxation.

17.10     In  this  clause  17:

(a) the expression "Prevailing GST Rate" in relation to a particular taxable supply means the rate (expressed as a percentage of GST exclusive price) at which GST is imposed on that taxable supply; and

(b) a word which is defined in the A New Tax System (Goods and Services Tax) Act 1999 (Commonwealth) has the same meaning in this clause.

17.11 No modification, variation or amendment of this Deed shall be of any force unless in writing and executed by each party. No waiver by a party of any of the provisions of this Deed shall be binding unless made in writing and any such waiver shall relate only to the specific matter, non-compliance or breach in respect of which it is given and shall not apply to any subsequent or other matter, non-compliance or breach.

17.12 This Deed shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

17.13 The Association may appoint an agent to carry out its functions under this Deed. At the request of any other party, the Association will provide details in writing of the agent and the scope of his authority.

EXECUTED  by  the  parties  as  a  Deed.

THE COMMON SEAL of the MINISTER )
FOR  MINERAL  RESOURCES AND     )
ENERGY was hereunto affixed in  )
the presence of                 )

                                     -----------------------------------
                               )     THE HONOURABLE TOM KOUTSANTONIS,
                               )     MINISTER FOR MINERAL RESOURCES AND ENERGY
Witness                        )

Name:                         )
Address:                      )
                              )
Occupation:                   )

Executed by Discovery Energy
SA Ltd ACN 158 204 052 in
accordance with section 127
of the Corporations Act in
the presence of:     )

---------------------------
Director

---------------------------
Director/Secretary


SIGNED by  EDWARD LANDER
in the presence of:

----------------------------
Witness

----------------------------
Witness Full Name

     )
SIGNED by RHONDA KENNEDY-GEPP
in the presence of:

----------------------------
Witness

----------------------------
Witness Full Name


SIGNED by SYLVIA STUART
in the presence of:

----------------------------
Witness

----------------------------
Witness Full Name


SIGNED by IRENE KEMP
in the presence of:

----------------------------
Witness

---------------------------
Witness Full Name


SIGNED by DAVID MUNGERANNIE
in the presence of:

--------------------------
Witness

--------------------------
Witness Full Name

THE COMMON SEAL OF THE                                   )
ASSOCIATION was hereunto affixed in                      )
accordance with its constitution                         )
In the presence of                                       )

---------------------------------------------
Member

Print name:

---------------------------------------------
Member

Print name:

---------------------------------------------
Member

Print name:
--------------------------------------------